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               FIRST AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP
                          AND LIMITED PARTNERSHIP AGREEMENT
                          OF ALTOONA MEADOWS INVESTORS, L.P.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

    1. The name of the limited partnership is Altoona Meadows Investors, L.P. ("Partnership").

    2. The original Certificate of Limited Partnership, dated February 22, 1995, was filed with the Iowa Secretary of State on February 23, 1995 ("Agreement").

    3. The purpose of this First Amendment is to acknowledge and confirm that in accordance with the provisions of the Agreement, American Mutual Life Insurance Company has been substituted as the Limited Partner in place of Dennis Galeazzi, and paragraph 4 of the Agreement is restated to read as follows:

         "The principal place of business and the office of the Partnership shall be 6000 Westown Parkway, Suite 200W, West Des Moines, Iowa 50266. The agent for service of process on the Partnership shall be William C. Knapp II, whose address is 6000 Westown Parkway, Suite 200W, West Des Moines, Iowa 50266.

         The business address of the General Partner is 6000 Westown Parkway, Suite 200W, West Des Moines, Iowa 50266. The business address of the Limited Partner is 418 Sixth Avenue, Des Moines, Iowa 50309."

In all other respects, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the 28th day of September, 1995.

                                       KPI INVESTMENTS, INC., An Iowa
                                       Corporation, as General Partner


                                       By /s/ Gene Harris
                                          -------------------------------------
                                            Gene Harris, President

                                       AMERICAN MUTUAL LIFE INSURANCE COMPANY,
                                       as Limited Partner

                                       By /s/ Scott Harris
                                          -------------------------------------
                                            Scott Harris, Vice President